EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) for business purpose loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes for reliance letter loans the time of an initial review performed for such party, was conducted from February 2017 through June 2019 on business purpose loans with origination dates from July 2016 through May 2019 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The initial population consisted of Seven Hundred Thirteen (713) business purpose loans totaling an aggregate original principal balance of approximately $270.89 million. There were zero (0) loans removed from the initial population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organization, NRSRO, identified in Item 3 above.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all loans during the Review) and relevant for the scope in question, included the following data fields:

# of Units	Debt Service Coverage Ratio	Original CLTV
Amortization Term	Doc Type	Original Interest Rate
Amortization Type	First Payment Date	Original Loan Amount
Appraisal Effective Date	Index Type	Original LTV
Appraised Value	Interest Only	Original P&I
Borrower First Name	Interest Only Period	Original Term
Borrower FTHB	Interest Rate Initial Cap	Prepayment Penalty Period (months)
Borrower Last Name	Interest Rate Life Cap	Property Type
Borrower Qualifying FICO	Interest Rate Life Floor	Purpose
Borrower SSN	Investor: Qualifying Total Debt Ratio	Refi Purpose
Cash From Borrower	Margin	Representative FICO
Cash To Borrower	Maturity Date	State
City	MERS Min Number	Street
Contract Sales Price	Occupancy	Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.

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▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields, and verifying that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, and (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property were bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not Applicable

(8) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions are based upon the NRSRO listed in Item 3 above.

OVERALL REVIEW RESULTS SUMMARY

Of the Seven Hundred Thirteen (713) files reviewed, Seven Hundred Eleven (711) loans have an Overall grade of “B” or higher and 75.18% of the loans by number have an Overall grade of “A.” Two (2) loans reflect an Overall grade of “C” due to the Property exception described below.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	536	75.18%
B	175	24.54%
C	2	0.28%
D	0	0.00%
Total	713	100.00%

CREDIT RESULTS SUMMARY

Of the Seven Hundred Thirteen (713) loans reviewed, all Seven Hundred Thirteen (713) loans have a Credit grade of “B” or higher and 75.18% of the loans by number have a Credit grade of “A.”

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	536	75.18%
B	177	24.82%
C	0	0.00%
D	0	0.00%
Total	713	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

Of the Seven Hundred Thirteen (713) loans reviewed, Seven Hundred Eleven (711) loans have a Property grade of “B” or higher and 99.72% of the loans by number have a Property grade of “A.” Two (2) loans reflect a Property grade of “C” due to open exceptions for no secondary valuation.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	711	99.72%
B	0	0.00%
C	2	0.28%
D	0	0.00%
Total	713	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	166
		Borrower and Mortgage Eligibility	43
		Guideline	14
		Insurance	8
		Loan Package Documentation	7
		Missing Document	6
		Property - Appraisal	4
		Assets	4
		Total Credit Grade (B) Exceptions:	252
Total Credit Exceptions:			252
Property	C	Appraisal Reconciliation	2
		Total Property Grade (C) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			254

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the Seven Hundred Thirteen (713) loans reviewed, Three Hundred Twenty-Two (322) unique loans had One Thousand Two Hundred Eighty-Seven (1,287) different tape discrepancies across Forty-Two (42) data fields (some loans had more than one data delta). The largest variances were found on Cash To Borrower, Interest Rate Life Cap, Borrower Last Name and Cash From Borrower where the data tape information did not coincide with the documentation type found in the loan file.

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	36	308	11.69%	713
Amortization Term	4	310	1.29%	713
Amortization Type	2	333	0.60%	713
Appraisal Effective Date	28	33	84.85%	713
Appraised Value	47	291	16.15%	713
Borrower First Name	74	323	22.91%	713
Borrower FTHB	3	14	21.43%	713
Borrower Last Name	102	341	29.91%	713
Borrower Qualifying FICO	5	9	55.55%	713
Borrower SSN	38	146	26.03%	713
Cash From Borrower	95	146	65.07%	713
Cash To Borrower	181	197	91.88%	713
City	10	370	2.70%	713
Contract Sales Price	3	82	3.66%	713
Debt Service Coverage Ratio	11	17	64.71%	713
Doc Type	1	2	50.00%	713
First Payment Date	67	279	24.01%	713
Index Type	35	102	34.31%	713
Interest Only	4	273	1.46%	713
Interest Only Period	5	36	13.89%	713
Interest Rate Initial Cap	1	35	2.86%	713
Interest Rate Life Cap	111	153	72.55%	713
Interest Rate Life Floor	64	72	88.89%	713
Investor: Qualifying Total Debt Ratio	15	35	42.86%	713
Margin	88	235	37.45%	713
Maturity Date	10	146	68.49%	713
MERS Min Number	1	14	7.14%	713
Occupancy	2	374	0.53%	713
Original CLTV	20	320	6.25%	713
Original Interest Rate	7	373	1.88%	713
Original Loan Amount	13	379	3.43%	713
Original LTV	19	376	5.05%	713
Original P&I	22	164	13.41%	713
Original Term	4	346	1.16%	713
Prepayment Penalty Period (months)	36	261	13.79%	713
Property Type	54	372	14.52%	713
Purpose	2	379	0.53%	713
Refi Purpose	10	256	3.91%	713

Representative FICO	26	351	7.41%	713
State	2	379	0.53%	713
Street	17	337	5.04%	713
Zip	12	350	3.43%	713
Total	1,287	9,319	13.81%	713

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	244	34.22%	$73,133,279.00	27.00%
Adjustable	469	65.78%	$197,755,391.00	73.00%
Total	713	100.00%	$270,888,670.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	713	100.00%	$270,888,670.00	100.00%
Total	713	100.00%	$270,888,670.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	4	0.56%	$2,270,000.00	0.84%
Cash Out: Home Improvement/Renovation	2	0.28%	$465,000.00	0.17%
Cash Out: Other/Multi-purpose/Unknown Purpose	371	52.03%	$141,802,933.00	52.35%
Limited Cash-Out	1	0.14%	$233,500.00	0.09%
First Time Home Purchase	24	3.37%	$6,330,887.00	2.34%
Other-than-first-time Home Purchase	221	31.00%	$75,247,587.00	27.78%
Rate/Term Refinance - Borrower Initiated	90	12.62%	$44,538,763.00	16.44%
Total	713	100.00%	$270,888,670.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	2	0.28%	$182,500.00	0.07%
121-180 Months	1	0.14%	$86,800.00	0.03%
241-360 Months	705	98.88%	$269,191,270.00	99.37%
361+ Months	5	0.70%	$1,428,100.00	0.53%
Total	713	100.00%	$270,888,670.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	299	41.94%	$114,771,304.00	42.37%
Condo, Low Rise	85	11.92%	$25,876,081.00	9.55%
Condo, High Rise	34	4.77%	$14,154,264.00	5.23%
PUD	100	14.03%	$29,832,025.00	11.01%
Townhouse	3	0.42%	$1,056,730.00	0.39%
1 Family Attached	9	1.26%	$6,925,399.00	2.56%
2 Family	89	12.48%	$32,184,197.00	11.88%
3 Family	41	5.75%	$18,750,050.00	6.92%
4 Family	35	4.91%	$17,287,700.00	6.38%
Other	16	2.24%	$3,484,920.00	1.29%
Mixed Use	2	0.28%	$6,566,000.00	2.42%
Total	713	100.00%	$270,888,670.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	713	100.00%	$270,888,670.00	100.00%
Total	713	100.00%	$270,888,670.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	713	100.00%	$270,888,670.00	100.00%
Total	713	100.00%	$270,888,670.00	100.00%

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